Exhibit 99.1

GCANRx Signs Licensing Agreement with Shaare Zedek Scientific for Innovative Neuropsychiatric

Cannabinoid Therapy

BALTIMORE - Aug. 19, 2021 (GLOBE NEWSWIRE) — Greater Cannabis Company, Inc. (“GCANRx” or the “Company”) (OTCQB: GCAN), a cannabis innovator specializing in the development of pharmaceutical and consumer products is pleased to announce it has entered into a licensing agreement (the “Agreement”) with Shaare Zedek Scientific Ltd. (“SZS”), the technology transfer arm of Jerusalem’s Shaare Zedek Medical Center (SZMC). The agreement covers the license of SZS’s novel cannabinoid therapeutic focused on treatment of autism, schizophrenia, Parkinson’s disease, Alzheimer’s disease and other neuropsychiatric disorders. Shaare Zedek Medical Center, founded in 1901, is one of the largest multidisciplinary research hospitals in Israel with 1,000 beds and over 850,000 patient visits a year. The SZMC Center for Research and Development has over 300 annual publications of investigator initiated studies in medical journals in addition to almost 160 clinical trials.

Accompanying the license agreement is a joint research and development agreement, which will focus on continuing the clinical program spearheaded by Dr. Adi Aran, M.D. Director of Pediatric Neurology at SZMC, Board Member of the Israeli Society for Pediatric Neurology, and co-inventor of the novel cannabinoid therapy. Dr. Aran is a world renowned expert in cannabis research and pediatric neurology and was the principal investigator of the first ever cannabis research study conducted on autistic children¹.

Dr. Aran’s pioneering study assessed safety, tolerability and efficacy of cannabidiol (CBD) based medical cannabis as an adjuvant therapy for refractory behavioral problems in children with ASD. The results provided very compelling evidence that medical cannabis is an effective therapy for children on the autism spectrum. Conditions in 80% of the children improved, with 62% of parents reporting substantial improvements. Half of the children had improved communication and 40% reported a decrease in anxiety. The same children had not shown improvement with conventional drug therapies. Dr. Aran and his team have now developed a novel combination therapy that is believed to be significantly more effective than the cannabis-only formulation that had been used in the aforementioned study.

“In our previous clinical studies we took the most severe children who failed any other medications and tried an add-on cannabis therapy, which resulted in substantial improvement in behavioral problems and social deficit”, said Dr. Aran. “Since then our team has been working in the lab, and in the clinic, to create a proprietary therapy, which we have now seen works better clinically than just cannabis alone, and which we believe will show more beneficial effects for autism and other neuropsychiatric disorders in controlled clinical studies.” “We are enthusiastic about the partnership with GCANRx, and the opportunity to bring this therapeutic product to patients and families, worldwide, who are struggling to find hope and relief from autism and other neuropsychiatric related disorders.”

GCANRx CEO, Aitan Zacharin, had this to say about the partnership, “We are extremely pleased to have entered into this agreement with SZS and Dr. Aran. Dr. Aran’s global renown as a pioneer in clinical application of cannabis, and his extensive expertise in pediatric neurology and cutting edge clinical research puts us in a unique position to expand upon his previous work. We believe this newly identified therapeutic is going to open new pathways and opportunities across a range of indications within the pharmaceutical as well as the consumer health and wellness settings. We look forward to working together with Dr. Aran, and his team, to develop and deliver meaningful therapies, with a shared commitment of improving the lives of those suffering from neuropsychiatric disorders.”

¹ https://www.leafly.com/news/health/research-cbd-autism-therapy-promising-results

For GCANRx Investor Relations inquiries visit www.gcanrx.com, or contact info@gcanrx.com.

About Shaare Zedek Medical Center: Shaare Zedek Medical Center is a fast-developing center of advanced medicine experiencing particularly dramatic growth over the past decade. The hospital currently treats over 850,000 patients annually in more than 30 inpatient departments and an additional 70 outpatient units and clinics with a staff over 4,500 employees. The hospital’s more than 1,000 physicians are furthermore dedicated to scientific and technological advancement to promote the forward development of medicine both in Israel and around the world. Medical research and development is the specific focus of a hospital subsidiary, Shaare Zedek Scientific, responsible for ongoing scientific collaborations with relevant partners in academia, the startup industry, and other local and global corporations operating in many diverse sectors.

About Greater Cannabis Company: The Greater Cannabis Company (OTCQB: GCAN), GCANRx, is a fully reporting publicly traded biopharmaceutical company focused on the development and commercialization of innovative cannabinoid therapeutics and consumer products. GCANRx mission is to bring its technology and products to the global market through partnerships with leading cannabis and pharmaceutical companies, for the benefit of patients and consumers. More information on the Greater Cannabis Company and its technology can be found on the Company’s website, www.gcanrx.com.

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